Exhibit 99.4

11/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

RECEIVABLES

Beginning of the Month Principal Receivables:                 $1,413,550,534.43
Beginning of the Month Finance Charge Receivables:            $   69,231,481.94
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $1,482,782,016.37

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $1,412,062,343.68
End of the Month Finance Charge Receivables:                  $   68,881,787.17
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $1,480,944,130.85

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust Series)           $  770,562,496.00
End of the Month Seller Amount                                $  641,499,847.68
End of the Month Seller Percentage                                        45.43%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES

       30-59 Days Delinquent                                  $   34,214,026.25
       60-89 Days Delinquent                                  $   24,080,538.18
       90+ Days Delinquent                                    $   51,958,627.19
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11/99                                                                     Page 2

       Total 30+ Days Delinquent                              $  110,253,191.62
       Delinquent Percentage                                               7.44%

Defaulted Accounts During the Month                           $   10,367,982.39
Annualized Default Percentage                                              8.80%

Principal Collections                                            154,059,785.85
Principal Payment Rate                                                    10.90%

Total Payment Rate                                                        11.77%

INVESTED AMOUNTS

       Class A Initial Invested Amount                        $  273,750,000.00
       Class B Initial Invested Amount                        $   26,250,000.00

INITIAL INVESTED AMOUNT                                       $  300,000,000.00

       Class A Invested Amount                                $  250,937,500.00
       Class B Invested Amount                                $   30,625,000.00

INVESTED AMOUNT                                               $  281,562,500.00

FLOATING ALLOCATION PERCENTAGE                                            21.53%
PRINCIPAL ALLOCATION PERCENTAGE                                           24.76%

MONTHLY SERVICING FEE                                         $      351,953.13

INVESTOR DEFAULT AMOUNT                                       $    2,232,506.54

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               89.94%

       Class A Finance Charge Collections                     $    4,277,682.67
       Other Amounts                                          $            0.00
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11/99                                                                     Page 3

TOTAL CLASS A AVAILABLE FUNDS                                 $    4,277,682.67

       Class A Monthly Interest                               $    1,176,792.32
       Class A Servicing Fee                                  $      313,671.88
       Class A Investor Default Amount                        $    2,007,880.66

TOTAL CLASS A EXCESS SPREAD                                   $      779,337.81

REQUIRED AMOUNT                                               $            0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                               10.06%

       Class B Finance Charge Collections                     $      480,254.83
       Other Amounts                                          $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $      480,254.83

       Class B Monthly Interest                               $      147,446.61
       Class B Servicing Fee                                  $       38,281.25

TOTAL CLASS B EXCESS SPREAD                                   $      294,526.97

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $    1,073,864.78

       Excess Spread Applied to Required Amount               $            0.00

       Excess Spread Applied to Class A Investor              $            0.00
       Charge Offs

       Excess Spread Applied to Class B Items                 $      224,625.88

       Excess Spread Applied to Class B Investor              $            0.00
       Charge Offs
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11/99                                                                     Page 4

       Excess Spread Applied to Monthly Cash                  $       14,506.84
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $            0.00
       Account

       Excess Spread Applied to other amounts owed            $            0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $      834,732.06

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    2,172,911.47

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $            0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to           $            0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $            0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Items

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $            0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $            0.00
       other amounts owed Cash Collateral Depositor
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11/99                                                                     Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.22%
       Base Rate (Prior Month)                                             7.23%
       Base Rate (Two Months Ago)                                          7.23%

THREE MONTH AVERAGE BASE RATE                                              7.23%

       Portfolio Yield (Current Month)                                     9.96%
       Portfolio Yield (Prior Month)                                      15.02%
       Portfolio Yield (Two Months Ago)                                   12.32%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.43%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              89.94%

       Class A Principal Collections                          $   34,807,919.46

CLASS B PRINCIPAL PERCENTAGE                                              10.06%

       Class B Principal Collections                          $    3,337,745.72

TOTAL PRINCIPAL COLLECTIONS                                   $   38,145,665.18

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                         $   22,812,500.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $   22,812,500.00
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11/99                                                                     Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $   15,333,165.18
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $   33,637,500.00
       Available Cash Collateral Amount                       $   33,637,500.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                     $            0.00
       Class B Interest Rate Cap Payments                     $            0.00

TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                            First USA Bank, NA,
                                            as Servicer


                                             By /s/ Tracie H. Klein
                                                --------------------------------
                                                Tracie H. Klein
                                                First Vice President